                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Ameripath, Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 10th day of February, 1999.

SUMMIT VENTURES III, L.P.                   SUMMIT PARTNERS SD, L.P.

By:   Summit Partners III, L.P.             By:   Stamps, Woodsum & Co. III

By:   Stamps, Woodsum & Co. III


By:           *                             By:          *
      -------------------------                   ---------------------------
      E. Roe Stamps, IV                           E. Roe Stamps, IV
      General Partner                             General Partner


SUMMIT INVESTORS II, L.P.                   SUMMIT PARTNERS III, L.P.

                                            By:   Stamps, Woodsum & Co. III

By:           *                             By:          *
      -------------------------                   ---------------------------
      General Partner                             E. Roe Stamps, IV
                                                  General Partner

SUMMIT SUBORDINATED DEBT                    STAMPS, WOODSUM & CO. III
FUND, L.P.

By:   Summit Partners SD, L.P               By:         *
                                                  ---------------------------
                                                  E. Roe Stamps, IV
By:   Stamps, Woodsum & Co. III                   General Partner


By:           *
      -------------------------
      E. Roe Stamps, IV
      General Partner

                              Page 24 of 35 Pages

                                                     *
                                             -------------------------
                                             E. Roe Stamps, IV

                                                     *
                                             -------------------------
                                             Stephen G. Woodsum

                                                     *
                                             -------------------------
                                             Gregory M. Axis

                                                     *
                                             -------------------------
                                             Martin J. Mannion


                                                     *
                                             -------------------------
                                             John A. Genest

                                                     *
                                             -------------------------
                                             Bruce R. Evans

                                                     *
                                             -------------------------
                                             Walter G. Kortschak

                                                     *
                                             -------------------------
                                             Thomas S. Roberts

                                                     *
                                             -------------------------
                                             Joseph F. Trustey


                                             *By: /s/ John A. Genest
                                                  --------------------
                                                  John A. Genest,
                                                  Attorney-in-Fact


* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.



                              Page 25 of 35 Pages